                                                                   EXHIBIT 10(2)
                   NOTE EXTENSION AND MODIFICATION AGREEMENT

         THIS NOTE EXTENSION AND MODIFICATION AGREEMENT ("Agreement" herein) is entered into by and between JILCO INDUSTRIES, INC., a California corporation ("Payor" herein) and LEONARD M. ROSS, a California resident, ("Payee" herein).

         Payor and Payee do hereby mutually acknowledge and agree that Payor is presently liable for the indebtedness represented by a certain promissory note payable to Payee in the original principal amount of FIVE THOUSAND DOLLARS ($5000.00) ("Note" herein), which has a present outstanding balance as of the date hereof of FIVE THOUSAND DOLLARS ($5,000.00) plus accrued interest.

         NOW, THEREFORE, FOR VALUABLE CONSIDERATION IN HAND RECEIVED, the parties hereto, and each of them, do hereby agree that effective as of the date hereof, the unpaid principal portion of the Note and all unpaid accrued interest, if any, shall be all due and payable on December 31, 1989.

         Nothing contained herein shall be deemed to affect the obligation of Payor regarding the payment of interest accrued on the Note through the date hereof, or to affect any obligations of Payor under the Note, except as set forth herein.

         IN WITNESS WHEREOF, the parties hereto, and each of them, have executed this Agreement as of the 13th day of July, 1988.

                                                  JILCO INDUSTRIES, INC.
                                                  a California corporation


                                                  By/s/ Byron Wayne
                                                    --------------------------
                                                        Byron Wayne, President

                                                  "Payor"



                                                  /s/ Leonard M. Ross
                                                  ----------------------------
                                                  Leonard M. Ross

                                                  "Payee"





                                        1